Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”) is entered into as of April 3, 2024, by and among Asensus Surgical, Inc., a Delaware corporation, formerly known as TransEnterix, Inc. (“Asensus”), Asensus Surgical US, Inc., a Delaware corporation, formerly known as TransEnterix Surgical, Inc. (“Asensus US”), Asensus Surgical Europe S.à r.l., a Luxembourg société à responsabilité limitée formerly known as TransEnterix Europe S.à r.l. (“Asensus Europe”), and Asensus Surgical Italia S.r.l., an Italian società a responsabilità limitata formerly known as TransEnterix Italia S.r.l. (“Asensus Italia,” together with Asensus, Asensus US, and Asensus Europe, individually and collectively, “Grantor”), on the one hand, and Karl Storz SE & CO. KG, a Kommanditgesellschaft organized under the laws of Germany (“Grantee”), on the other hand.

RECITALS

A.         Grantor and Grantee have entered into that certain Secured Promissory Note, dated as of the date hereof, by and among Grantor, Grantee, and the other Guarantors as defined and identified therein (as the same may be amended, modified, or supplemented from time to time, the “Secured Promissory Note”; capitalized terms used herein are used as defined in the Secured Promissory Note). Grantor has agreed to secure all of its obligations under the Secured Promissory Note by granting to Grantee a security interest in certain Copyrights, Trademarks, Patents and Mask Works (as each term is described below) to secure the obligations of Grantor under the Secured Promissory Note.

B.         Pursuant to the terms of the Secured Promissory Note, Grantor has granted to Grantee a security interest in all of Grantor’s right, title, and interest, whether presently existing or hereafter acquired, in, to, and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Secured Promissory Note, Grantor hereby represents, warrants, covenants, and agrees as follows:

AGREEMENT

1.         Grant of Security Interest. To secure its obligations under the Secured Promissory Note, Grantor grants and pledges to Grantee a security interest in all of Grantor’s right, title, and interest in, to, and under its intellectual property whether presently existing or hereafter acquired (all of which shall collectively be called the “Intellectual Property Collateral”), including, without limitation, the following:

(a)    Any and all copyright rights, copyright applications, copyright registrations, and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired, or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)    Any and all trade secrets and all confidential and proprietary business and technical information, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired, or held;

(c)    Any and all design rights that may be available to Grantor now or hereafter existing, created, acquired, or held;

(d)    All patents, patent applications, and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto and any patents and patent applications claiming the priority benefit of the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e)    Any trademark and service mark rights whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f)    All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively “Mask Works”);

(g)    Any and all rights in domain names and social media accounts and handles;

(h)    Any and all claims for damages by way of past, present, and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(i)    All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(j)    All amendments, extensions, renewals, and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(k)    All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the term “Intellectual Property Collateral” shall not include (i) any intent-to-use trademarks or (ii) rights of Grantor under a license that are not assignable by their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law).

2.         Recordation. Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks, and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Grantee.

3.         Authorization. Grantor hereby authorizes Grantee to (a) modify this Agreement unilaterally by amending the exhibits to this Agreement to include any new Intellectual Property Collateral which Grantor files or obtains subsequent to the date of this Agreement, and (b) file a duplicate original of this Agreement containing amended exhibits reflecting such new Intellectual Property Collateral.

4.         Secured Promissory Note. This Agreement has been entered into pursuant to and in conjunction with the Secured Promissory Note, which is hereby incorporated by reference. The provisions of the Secured Promissory Note shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Grantee with respect to the Intellectual Property Collateral are as provided by the Secured Promissory Note and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

5.         Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

6.         Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.         Governing Law. This Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows.]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR

ASENSUS SURGICAL, INC.

By:	/s/ Anthony Fernando
Name: Anthony Fernando Title: Chief Executive Officer

ASENSUS SURGICAL US, INC.

By:	/s/ Anthony Fernando
Name: Anthony Fernando Title: Chief Executive Officer

ASENSUS SURGICAL EUROPE S.à R.L.

By:	/s/ Anthony Fernando
Name: Anthony Fernando Title: Class B Manager

ASENSUS SURGICAL ITALIA S.R.L.

By:	/s/ Anthony Fernando
Name: Anthony Fernando Title: Director

[Signature Page to Intellectual Property Security Agreement]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTEE

KARL STORZ SE & CO. KG

By:	/s/ Michael Tröndle
Name: Michael Tröndle Title: Executive Vice President Global Finance & IT

[Signature Page to Intellectual Property Security Agreement]

LIST OF EXHIBITS

EXHIBIT A	COPYRIGHTS

EXHIBIT B	PATENTS

EXHIBIT C	TRADEMARKS

EXHIBIT D	MASK WORKS